Exhibit 10.2

SECOND AMENDMENT dated as of April 1, 2014 (this “Second Amendment”), to the Credit Agreement dated as of August 7, 2013, as amended by the First Amendment thereto dated as of December 12, 2013 (the “Credit Agreement”), among Willbros Group, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).

The Borrower has requested that the Credit Agreement be amended as set forth herein. Pursuant to, and in compliance with the requirements of, Section 10.01 of the Credit Agreement, the Majority Lenders are willing to agree to this Second Amendment on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendments to Credit Agreement. As of the Second Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) By adding the following defined terms to Section 1.01 thereof in the appropriate alphabetical order:

“Catoosa” means a newly formed Wholly Owned Subsidiary of the Borrower, the assets of which consist of certain of the Catoosa Assets, including tools and equipment.

“Catoosa Assets” means all the assets (whether real, personal or mixed) of the Borrower and the Subsidiaries used in their business of fabrication of processing equipment for oil and gas operations, heater coils, alloy piping, FCC components and specialty equipment, including the Catoosa Facility and all the tools and equipment located thereon.

“Catoosa Facility” means certain real property, manufacturing facilities and office buildings of the Borrower and the Subsidiaries located in Rogers County, Oklahoma.

“CTS” means Construction & Turnaround Services, L.L.C., an Oklahoma limited liability company and a Wholly-Owned Subsidiary of the Borrower.

“CTS Disposition” means a disposition to third parties of (a) the refinery turnaround and construction services business (including FCC turnaround and revamps, process plant turnarounds and revamps and refractory installation) conducted by the Borrower and the Subsidiaries, whether by means of the sale of assets constituting such business or, subject to the prior or substantially concurrent completion of the Tank Business Reorganization, by means of sale of Equity Interests in CTS or any other Subsidiary of the Borrower, and (b) the Catoosa Assets, whether by means of the sale of such assets or by means of the sale of Equity Interests in Catoosa.

“Tank Business Reorganization” means the sale, transfer or other disposition by CTS of the API tank construction business to the Borrower or one or more Domestic Subsidiaries that is a Wholly-Owned Subsidiary of the Borrower.

“Tax Restructuring” means the series of intercompany Investments relating to tax planning and reorganization as a result of which, among other things, Willbros Panama and each of the Foreign Subsidiaries of the Borrower owned by Willbros Panama will become Wholly-Owned Subsidiaries of Willbros Netherlands.

“Willbros Netherlands” means a newly formed Subsidiary organized under the laws of The Netherlands that is a Wholly-Owned Subsidiary of the Borrower.

“Willbros Panama” means Willbros Global Holdings, Inc., a corporation incorporated under the laws of Panama and, prior to giving effect to the Tax Restructuring, a direct Wholly-Owned Subsidiary of the Borrower.

(b) By amending the proviso in the definition of “Asset Disposition” to include a reference to Section 6.04(i) immediately after the reference therein to Section 6.04(h).

(c) By replacing clause (l) of the definition of “Consolidated EBITDA” with the following:

“(l) to the extent deducted in determining such Consolidated Net Income, fees and expenses paid or payable in connection with any Specified Disposition, the CTS Disposition (including the Tank Business Reorganization) and the Tax Restructuring; plus”

(d) By deleting “and” after Section 6.04(g), replacing the period after Section 6.04(h) with “; and” and inserting the following immediately after Section 6.04(h):

“(i) the CTS Disposition; provided that (i) the CTS Disposition is for fair market value and (ii) at least 75% of the consideration therefor is cash or Cash Equivalents.

(e) By deleting “and” after Section 6.05(k), replacing the period after Section 6.05(l) with “; and” and inserting the following immediately after Section 6.05(l):

“(m) Investments received in respect of, or consisting of, the transfer or contribution of Equity Interests in or Indebtedness of any CFC or CFC Holding Company to any other CFC or CFC Holding Company, including pursuant to the Tax Restructuring.”

SECTION 3. Conditions to Effectiveness of Second Amendment. This Second Amendment shall become effective on the first date (the “Second Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower and Lenders representing the Majority Lenders.

SECTION 4. Effects on Loan Documents. (a) Except as specifically amended herein, all provisions of the Credit Agreement and the other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Second Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents or constitute a waiver or consent of any provision of the Loan Documents or to any further or future action on the part of the Loan Parties that would require a waiver or consent of the Majority Lenders or the Administrative Agent.

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(b) The Administrative Agent and the Lenders acknowledge that, in accordance with Sections 8.18 and 10.15 of the Credit Agreement, (i) upon consummation of the CTS Disposition in accordance with the terms hereof, (x) if CTS shall cease to be a Subsidiary of the Borrower as a result thereof, CTS shall automatically cease to be a Guarantor and shall automatically be released from its obligations under the Loan Documents and all the Liens created under the Loan Documents on the assets and properties owned by CTS shall automatically be released and (y) all the Liens created under the Loan Documents on the assets and properties subject to the CTS Disposition, including the Catoosa Assets and, if applicable, the Equity Interests in Catoosa and CTS, shall automatically be released and (ii) upon the transfer of the Equity Interests in Willbros Panama to Willbros Netherlands, all the Liens created under the Loan Documents on such Equity Interests shall automatically be released.

SECTION 5. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTION 10.13 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN, MUTATIS MUTANDIS.

SECTION 6. Loan Document. This Second Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. From and after the Second Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement and the other Loan Documents, shall refer to the Credit Agreement as amended hereby.

SECTION 7. Execution in Counterparts. This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), including by means of facsimile or electronic transmission, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

WILLBROS GROUP, INC.

By:	/s/ Richard W. Russler
Name: Richard W. Russler
Title: Treasurer

ACKNOWLEDGED AND AGREED BY:

WILLBROS UNITED STATES HOLDINGS, INC.

WILLBROS GOVERNMENT SERVICES (U.S.), LLC

WILLBROS CONSTRUCTION (U.S.), LLC

WILLBROS CONSTRUCTION CALIFORNIA (U.S.), INC.

WILLBROS ENGINEERS (U.S.), LLC

WILLBROS ENGINEERING CALIFORNIA (U.S.), INC.

WILLBROS MIDSTREAM SERVICES (U.S.), LLC

WILLBROS PROJECT SERVICES (U.S.), LLC

WILLBROS ENGINEERS, LLC

WILLBROS REFINERY AND MAINTENANCE SERVICES (U.S.), LLC

WILLBROS DOWNSTREAM, LLC

PREMIER WEST COAST SERVICES, INC.

CONSTRUCTION & TURNAROUND SERVICES, L.L.C.

WILLBROS DOWNSTREAM OF OKLAHOMA, INC.

WILLBROS UTILITY T&D HOLDINGS, LLC

WILLBROS T&D SERVICES, LLC

CHAPMAN CONSTRUCTION MANAGEMENT CO., INC.

CHAPMAN HOLDING CO., INC.

CHAPMAN CONSTRUCTION CO., L.P.

WILLBROS UTILITY T&D GROUP COMMON PAYMASTER, LLC

BEMIS, LLC

HALPIN LINE CONSTRUCTION LLC

PREMIER UTILITY SERVICES, LLC

LINEAL INDUSTRIES, INC.

SKIBECK PIPELINE COMPANY, INC.

TRAFFORD CORPORATION

UTILX CORPORATION

UTILX OVERSEAS HOLDINGS, INC.

WILLBROS MANAGEMENT SERVICES, LLC

By:	/s/ Richard W. Russler
Name: Richard W. Russler
Title: Treasurer

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	BCBSM, Inc.
By: KKR Its Collateral Manager

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:

Energy Funding LLC By: FS Energy and Power Fund, as Sole Member By: GSO Capital Partners LP, as Sub-Adviser

By:	/s/ Brad Marshall
Name:	Brad Marshall
Title:	Authorized Signatory

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:

EP Funding LLC By: FS Energy and Power Fund, as Sole Member By: GSO Capital Partners LP, as Sub-Adviser

By:	/s/ Brad Marshall
Name:	Brad Marshall
Title:	Authorized Signatory

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:

FS INVESTMENT CORPORATION By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Brad Marshall
Name:	Brad Marshall
Title:	Authorized Signatory

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	CCT Funding LLC

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	HMO Minnesota
By: KKR Its Collateral Manager

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR-VRS Credit Partners L.P.

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	8 Capital Partners L.P.

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	Corporate Capital Trust, INC

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR CORPORATE CREDIT PARTNERS L.P.

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR DEBT INVESTORS II (2006) (IRELAND) L.P.

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR FLOATING RATE FUND L.P.

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR Income Opportunities Fund

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR Lending Partners Funding LLC

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	Maryland State Retirement and Pension System

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	Oregon Public Employees Retirement Fund

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	KKR-PBPR CAPITAL PARTNERS L.P.

by
/s/ Philip Davidson
Name:	Philip Davidson
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	Redwood Master Fund, Ltd. By: Redwood Capital Management, LLC, its Investment Manager

by
/s/ Jed Nussbaum
Name:	Jed Nussbaum
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	Redwood Opportunity Master Fund, Ltd. By: Redwood Capital Management, LLC, its Investment Manager

by
/s/ Jed Nussbaum
Name:	Jed Nussbaum
Title:	Authorized Signatory

For any Lender requiring a second signature block:

by

Name:
Title:

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

SPECIAL VALUE CONTINUATION PARTNERS, LP By: Tennenbaum Capital Partners, LLC, its Investment Manager

By:	/s/ Mark Holdsworth
Name:	Mark Holdsworth
Title:	Managing Partner

SENIOR LOAN SPV, LLC By: Tennenbaum Capital Partners, LLC, its Investment Manager

By:	/s/ Howard Levkowitz
Name:	Howard Levkowitz
Title:	Managing Partner

SENIOR LOAN FUND II, LP By: Tennenbaum Capital Partners, LLC, its Investment Manager

By:	/s/ Howard Levkowtiz
Name:	Howard Levkowitz
Title:	Managing Partner

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:

WALNUT STREET FUNDING LLC By: FS INVESTMENT CORPORATION, AS SOLE MEMBER By: GSO / BLACKSTONE DEBT FUNDS MANAGEMENT LLC AS SUB-ADVISER

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO

THE SECOND AMENDMENT

TO THE CREDIT AGREEMENT OF

WILLBROS GROUP, INC.

Name of Institution:	Wells Fargo Principal Lending, LLC.

by
/s/ Jeff Nikora
Name:	Jeff Nikora
Title:	EVP

For any Lender requiring a second signature block:

by

Name:
Title: